Neuberger Berman Income Funds®
Neuberger Berman Short Duration Bond Fund
Supplement to the Summary Prospectuses and Prospectuses each dated February 28, 2021, as amended and supplemented

Neuberger Berman Advisers Management Trust®
Short Duration Bond Portfolio
Supplement to the Summary Prospectus and Prospectus, each dated May 1, 2021, as amended and supplemented

Effective immediately, the following changes apply to the Summary Prospectuses and Prospectuses for each of Neuberger Berman Short Duration Bond Fund and Short Duration Bond Portfolio:

(a) The second sentence of the first paragraph of the “Principal Investment Strategies” section of the Summary Prospectuses and Prospectuses for each of Neuberger Berman Short Duration Bond Fund and Short Duration Bond Portfolio is deleted and replaced with the following:

These may include mortgage- and asset-backed securities, collateralized debt obligations (“CDOs”), including collateralized loan obligations (“CLOs”), and credit risk transfer securities.

(b) The following is added as the eighth paragraph to the “Principal Investment Strategies” section of the Summary Prospectuses and Prospectuses for each of Neuberger Berman Short Duration Bond Fund and Short Duration Bond Portfolio:

The Fund may invest in other investment companies, including exchange-traded funds (“ETFs”), if the investment companies invest principally in the types of investments in which the Fund may invest directly.

(c) The following is added to the “Principal Investment Risks” section of the Summary Prospectuses and Prospectuses for each of Neuberger Berman Short Duration Bond Fund and Short Duration Bond Portfolio:

Collateralized Debt Obligations Risk. CDOs, which include collateralized loan obligations (CLOs), issue classes or “tranches” of securities that vary in risk and yield and may experience substantial losses due to interest rate fluctuations, actual defaults, collateral defaults, disappearance of subordinate tranches, market anticipation of defaults, and investor aversion to CDO securities as a class. The risks of investing in CDOs depend largely on the quality and type of the underlying debt, which may include loans, bonds and mortgages, and the tranche of the CDO in which the Fund invests. In addition, CDOs that obtain their exposure through derivative instruments entail the additional risks associated with such instruments. CDOs can be difficult to value, may at times be illiquid, may be highly leveraged (which could make them highly volatile), and may produce unexpected investment results due to their complex structure. In addition, CDOs involve many of the same risks of investing in debt securities and asset-backed securities including, but not limited to, interest rate risk, credit risk, liquidity risk, and valuation risk.

Other Investment Company Risk. To the extent the Fund invests in other investment companies, including money market funds and exchange-traded funds (ETFs), its performance will be affected by the performance of those other investment companies.

Investments in other investment companies are subject to the risks of the other investment companies’ investments, as well as to the other investment companies’ expenses.

An ETF may trade in the secondary market at a price below the value of its underlying portfolio and may not be liquid. An actively managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the ETF’s investment objectives. A passively managed ETF may not replicate the performance of the index it intends to track.

(d) The following is added to the “Additional Information about Principal Investment Risks” section of the Prospectuses for each of Neuberger Berman Short Duration Bond Fund and Short Duration Bond Portfolio:

Collateralized Debt Obligations Risk. CDOs, which include collateralized loan obligations (CLOs), issue classes or “tranches” of securities that vary in risk and yield and may experience substantial losses due to interest rate fluctuations, actual defaults, collateral defaults, disappearance of subordinate tranches, market anticipation of defaults, and investor aversion to CDO securities as a class. CDOs carry risks including, but not limited to, (i) the possibility that distributions from the underlying debt securities will not be adequate to make interest or other payments, (ii) the quality of the underlying debt securities may decline in value or default, particularly during periods of economic downturn, (iii) the Fund may invest in CDOs that are subordinate to other classes of securities, (iv) the investment return could be significantly different than those predicted by financial models; (v) the risk of forced “fire sale” liquidation due to technical defaults such as coverage test failures, (vi) the manager of the CDO may perform poorly, and (vii) the complex structure may produce disputes with the issuer or unexpected investment results. The risks of investing in CDOs depend largely on the quality and type of the underlying debt, which may include loans, bonds and mortgages, and the tranche of the CDO in which the Fund invests. In addition, CDOs that obtain their exposure through derivative instruments entail the additional risks associated with such instruments. CDOs can be difficult to value, may at times be illiquid, may be highly leveraged (which could make them highly volatile), and may produce unexpected investment results due to their complex structure. In addition, CDOs involve many of the same risks of investing in debt securities and asset-backed securities including, but not limited to, interest rate risk, credit risk, liquidity risk, and valuation risk.

(e) The following is added to the “Additional Information about Principal Investment Risks” section of the Trust Class Prospectus for Neuberger Berman Short Duration Bond Fund and the Prospectus for Short Duration Bond Portfolio:

Other Investment Company Risk. To the extent the Fund invests in other investment companies, money market funds and exchange-traded funds (ETFs), its performance will be affected by the performance of those other investment companies and to the allocation of its assets among those other investment companies. Investments in other investment companies are subject to the risks of the other investment companies’ investments, as well as to the other investment companies’ expenses. If the Fund invests in other investment companies, the Fund may receive distributions of taxable gains from portfolio transactions by that investment company and may recognize taxable gains from transactions in shares of that investment company, which could be taxable to the Fund’s shareholders when distributed to them.

An ETF may trade in the secondary market at a price below the value of its underlying portfolio and may not be liquid. An actively managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the ETF’s investment objectives. A passively managed ETF may not replicate the performance of the index it intends to track because of, for example, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of stocks held. A passively managed ETF may not be permitted to sell poorly performing stocks that are included in its index.

The date of this supplement is June 17, 2021.

Please retain this supplement for future reference.

Neuberger Berman Investment Advisers LLC 1290 Avenue of the Americas New York, NY 10104 Shareholder Services 800.877.9700 Institutional Services 800.366.6264 www.nb.com